The Balanced Portfolio
The Core Equity Portfolio
The Equity Income Portfolio

each a series of
Delaware Pooled Trust

Supplement dated April 20, 2001 to the Portfolios'
Prospectus dated February 28, 2001

On April 19, 2001, the Board of Trustees of Delaware Pooled Trust (the "Trust") unanimously voted to liquidate and dissolve The Balanced Portfolio, The Core Equity Portfolio and The Equity Income Portfolio series of the Trust (the "Portfolios"). As a result of the decision to pursue liquidation and dissolution of the Portfolios, as of the date of this Supplement, new investors are no longer permitted to purchase shares of the Portfolios. Shareholders will be paid a liquidating distribution by their Portfolio shortly.